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EXHIBIT 10.15


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, EXCHANGED OR TRANSFERRED IN ANY MANNER IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO SUCH REGISTRATION IS REQUIRED.

                               WARRANT CERTIFICATE

                             NEW VISUAL CORPORATION

No. WR-AA-1A                                                  1,000,000 Warrants
Date:  October ___, 2001

         THIS CERTIFIES THAT, for value received, ADVISOR ASSOCIATES, INC., or its registered assigns, is entitled to purchase from NEW VISUAL CORPORATION, a Utah corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2, One Million (1,000,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at an exercise price of $0.25 per share (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE. Subject to the provisions of this Warrant Certificate, this Warrant may be exercised by the holder of this Warrant and/or any permitted transferee specified in Section 7 below (the "holder"), in whole or in part, by the surrender of this Warrant together with a completed exercise agreement in the form attached to this Warrant Certificate (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder), and upon payment of the Exercise Price.

         (a) PAYMENT FOR SHARES. At the option of the holder, the Exercise Price may be paid to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company.

         (b) CASHLESS EXERCISE ELECTION. The holder may elect, in lieu of payment of the Exercise Price, to convert this Warrant, in whole or in part, into a number of Warrant Shares determined by dividing (i) the aggregate Market Value of the Warrant Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Warrant Shares by (b) the Market Value of one Warrant Share. Market Value shall be determined pursuant to Section 4(h)(i).

         (c) ISSUANCE OF CERTIFICATES. The Warrant Shares purchased pursuant to this Section 1 shall be deemed to be issued to the holder or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise


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                  Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased shall be delivered to the holder within a reasonable time, not to exceed three business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as shall be designated by such holder.

         2. PERIOD OF EXERCISE. This Warrant may be exercised, at the option of the holder, in whole or in part, at any time from the date of the execution of this Warrant and (b) ending at 5:00 p.m., Eastern time, on the fifth anniversary of the date of this Warrant (the "Exercise Period").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

         (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (c) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

         (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. During the Exercise Period, if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. During the Exercise Period, if the Company combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (b) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4,


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                  the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         (c) CONSOLIDATION, MERGER OR SALE. During the Exercise Period, in case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

         (d) NOTICE OF ADJUSTMENT. Upon the occurrence of any event that requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by independent public accountants then engaged by the Company.

         (e) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (f) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional shares which would otherwise be issuable in an amount equal to the same fraction of the Market Price (as defined herein) of a share of Common Stock on the date of such exercise.


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         (g)      OTHER NOTICES. In case:

                  (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                  (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                  (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into or sale of all or substantially all its assets to, another corporation or entity; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the legal holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

         (h)      CERTAIN DEFINITIONS.

                  (i) "Market Price" as of any date, means (a) the average of the last reported sale prices on the principal trading market for the Common Stock for the five trading days immediately preceding the date of any such determination, or (b) if market value cannot be calculated as of such date on the foregoing basis, Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company. The manner of determining the Market Price of the Common Stock sets forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.


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                  (ii)     "Common Stock" for the purposes of this Paragraph 4,
                           includes the Common Stock, par value $0.001 per share, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, or sale of the character referred to in Paragraph 4(c), the stock or other securities or property provided for in such Paragraph.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER AND REPLACEMENT OF WARRANT.

         (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office of the Company referred to in Paragraph 7(d) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(e). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder as the owner and holder of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (c) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder) in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.


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         (d)      REGISTER. The Company shall maintain, at its principal
                  executive offices (or such other office of the Company as it may designate by notice to the holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (e) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to the office of the Company at 5920 Friars Road, Suite 104, San Diego, California 92108 Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8 or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF UTAH WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW.


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         10. MISCELLANEOUS.

         (a) AMENDMENTS. This Warrant and any provision it may only be amended by an instrument signed by the Company and the holder.

         (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

         (c) SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions contained in this Agreement is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, "Governmental Authority"), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of Company and the holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the holder and the Company as if contained in the original Agreement. The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                        NEW VISUAL CORPORATION


                                        By: /s/ Ray Willenberg, Jr.
                                            ------------------------------------
                                        Name: Ray Willenberg, Jr.
                                        Title: CEO

ATTEST:


/s/ C. Rich Wilson III
---------------------------------
Secretary




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                              [FORM OF ASSIGNMENT]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)

         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto


________________________________________________________________________________
(Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:



________________________________________________________________________________
attorney, to transfer the accompanying Warrant Certificate on the books of the Company, with full power of substitution. The transferee's tax identification or social security number is _____________________.


Dated:_________________, ____.

                                        ________________________________________
                                        Holder


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.



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                         [FORM OF ELECTION TO PURCHASE]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE)

To:      New Visual Corporation

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. WR-AA-1A), hereby irrevocably elects to purchase (check applicable box):

_____    ____________ shares of the Common Stock covered by such Warrant; or

_____ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

_____    $__________ in lawful money of the United States; and/or

_____ the cancellation of such portion of the attached Warrant as is exercisable for a total of ___________ shares of Common Stock (using a Market Value of $__________ per share for purposes of this calculation); and/or

_____ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 1(b).

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to, ____________________________, whose address is ________________________ ______________________________________ and whose social security number or other identifying number is _______________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.


Dated:_________________, ____.

                                        ________________________________________
                                        Holder


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.